UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2000

CONSOLIDATED NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3196	13-0596475
(State of incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

CNG Tower, 625 Liberty Avenue, Pittsburgh, PA 15222-3199

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 690-1000

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

      The consolidated financial statements and independent accountants report thereon, selected financial data and management’s discussion and analysis of financial condition and results of operations for Consolidated Natural Gas Company as of and for the year ended December 31, 1999 are hereby incorporated by reference and made a part of this filing as Exhibit I hereto.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED NATURAL GAS COMPANY

(Registrant)

By	/s/ D. M. WESTFALL

(D. M. Westfall)
Senior Vice President,
Nonregulated Business
And Chief Financial Officer

January 27, 2000